UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2013

AZZ incorporated
(Exact name of Registrant as specified in its charter)

TEXAS (State or Other Jurisdiction of Incorporation or Organization)	1-12777 Commission File No.	75-0948250 (I.R.S. Employer Identification Number)

One Museum Place, Suite 500 3100 West Seventh Street Fort Worth, TX 76107 (Address of principal executive offices, including zip code)

Registrant's Telephone Number, including Area Code:	(817) 810-0095

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OEPRATIONS

Item 1.01. Entry Into a Material Definitive Agreement.

On February 22, 2013, AZZ incorporated, a Texas corporation (“AZZ”), agreed to acquire Aquilex Specialty Repair and Overhaul LLC, a Delaware limited liability company and a global leader in maintenance, repair and revitalization services to the power generation, refining and industrial markets (“Aquilex”), pursuant to the terms of a Securities Purchase Agreement (the “Agreement”) by and among AZZ, Arbor-Crowley, Inc., a Delaware corporation and wholly-owned subsidiary of AZZ (“Purchaser”), Aquilex, the direct holders of all of the outstanding equity securities of Aquilex identified therein and certain indirect holders of equity securities of Aquilex identified therein (collectively, the “Sellers”). The purchase price for this acquisition is $250 million, subject to adjustment based on closing working capital as more fully described in the Agreement. The acquisition and other transactions contemplated in the Agreement are expected to close in March of 2013, subject to the satisfaction of customary closing conditions as set forth in the Agreement.

The Purchaser, Aquilex and the Sellers have made customary representations and warranties in the Agreement and agreed to certain customary covenants, including covenants regarding operation of the business of Aquilex and its subsidiaries prior to closing of the acquisition.

The foregoing description of the Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Note Regarding the Agreement

The Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Aquilex, the Sellers, AZZ or the Purchaser. In particular, the representations and warranties contained in the Agreement were made only for the purposes of the Agreement as of the specific dates therein and were solely for the benefit of the parties to the Agreement.

The representations and warranties contained in the Agreement may be subject to limitations agreed upon by the parties to the Agreement and are qualified by information in confidential disclosure schedules provided by Aquilex and the Sellers in connection with the signing of the Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Agreement. Moreover, certain representations and warranties in the Agreement may be subject to a standard of materiality provided for in the Agreement and have been used for the purpose of allocating risk among Aquilex, the Sellers, AZZ and the Purchaser, rather than establishing matters of fact. Information concerning the subject matter of the representations and warranties may also change after the date of the Agreement, which subsequent information may not be fully disclosed in the parties' public disclosures. Accordingly, the representations and warranties in the Agreement may not constitute the actual state of facts about Aquilex, the Sellers, AZZ or the Purchaser. Investors are not third party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of Aquilex, the Sellers, AZZ or Purchaser, or any of their respective subsidiaries or affiliates.

SECTION 7 - REGULATION FD

Item 7.01. Regulation FD Disclosure.

On February 25, 2013, AZZ issued a press release, a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein, announcing the execution of the Agreement.

Forward-looking Statements

Certain statements in this Current Report on Form 8-K and the exhibits attached hereto about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as, “may,” “should,” “expects, “ “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management's views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. In addition, certain factors could affect the outcome of the matters described in this Current Report on Form 8-K. These factors include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement, (2) the outcome of any legal proceedings that may be instituted against us or others following the announcement of the Agreement, (3) risks that the proposed transaction disrupts current plans and operations, and (4) the costs, fees and expenses related to the transaction. In addition, this release may contain forward-looking statements that involve risks and uncertainties including, but are not limited to, changes in customer demand and response to products and services offered by AZZ or Aquilex, including demand by the electrical power generation markets, electrical transmission and distribution markets, the refining markets, the industrial markets, and the hot dip galvanizing markets; prices and raw material cost, including zinc and natural gas which are used in the hot dip galvanizing process; changes in the economic conditions of the various markets that AZZ or Aquilex serve, foreign and domestic, customer request delays of shipments, acquisition opportunities, adequacy of financing, and availability of experienced management employees to implement AZZ's growth strategy. AZZ has provided additional information regarding risks associated with the business in the AZZ's Annual Report on Form 10-K for the fiscal year ended February 29, 2012 and other filings with the SEC, available for viewing on AZZ's website at www.azz.com and on the SEC's website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date of this Current Report on Form 8-K and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Exhibits.

The following exhibits are filed as part of this report.

Exhibit No.	Description
2.1
Securities Purchase Agreement, dated February 22, 2013, by and among AZZ incorporated, Arbor-Crowley, Inc., Aquilex Specialty Repair and Overhaul LLC, Aquilex LLC, the blocker sellers named therein and the blocker corps named therein

99.1	Press Release issued by AZZ incorporated dated February 25, 2013

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ incorporated
Date: February 26, 2013	By:	/s/ Dana Perry
Dana Perry Senior Vice President Finance Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Securities Purchase Agreement, dated February 22, 2013, by and among AZZ incorporated, Arbor-Crowley, Inc., Aquilex Specialty Repair and Overhaul LLC, Aquilex LLC, the blocker sellers named therein and the blocker corps named therein

99.1	Press Release issued by AZZ incorporated dated February 25, 2013